Hondo Minerals, Inc. S-3

Exhibit 4.1

SPECIMEN

NUMBER

1234567

COMMON STOCK

HONDO MINERALS CORPORATION

SHARES

99,999

COMMON STOCK

CUSIP 43813W106

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Shareholder Name 1XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 2XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 3XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 4XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Reg descript if applicable

Is the Owner of *** Ninety-Nine Thousand Nine Hundred Ninety-Nine ***

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

HONDO MINERALS

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: **December 9, 2011**

COUNTERSIGNED AND REGISTERED:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE SPECIMEN

CORPORATE SEAL

SECRETARY SPECIMEN

PRESIDENT

A 73460

The  following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written
out in full according to applicable laws or regulations:
TEN COM — as tenants in common
TEN ENT  — as tenants by the entireties
JT TEN       — as joint tenants with right of survivorship
and not as  tenants in common
UNIF GIFT MIN ACT —Custodian
(Cust) (Minor)
under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For Value Received, hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
Shares of the
Common Stock represented by this Certificate and hereby irrevocably constitues and appoints
Attorney to transfer the said stock
on the books of the within-named
Corporation with full power of substitution in the premises.
Dated
NOTICE
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
SIGNATURE(S) GUARANTEED
NOTICE
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.